FINANCIAL RISK MANAGEMENT OBJECTIVES AND POLICIES - Summary of Monitoring Capital Using Gearing Ratio (Details) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Disclosure Of Financial Instruments [Line Items]
Total liabilities	$ 597,238	$ 586,651
Total assets	1,848,609	1,330,963
Capital Management
Disclosure Of Financial Instruments [Line Items]
Total liabilities	597,238	586,651
Total assets	$ 1,848,609	$ 1,330,963
Gearing ratio	32.00%	44.00%